Exhibit 10.14

ADDENDUM TO AGREEMENT FOR THE ARRANGEMENT OF

ADDITIONAL ACCORDS

DATED JULY 19, 2011 (“THE ADDENDUM”)

Made and entered into at Kibbutz Sdot Yam on the 13th day of February 2012

Between:	KIBBUTZ SDOT YAM
SDOT YAM BUSINESS, MAINTENANCE AND MANAGEMENT COOPERATIVE AGRICULTURAL SOCIETY LTD.
CAESARSTONE QUARTZ SURFACES LIMITED PARTNERSHIP
SDOT YAM AGRICULTURAL COOPERATIVE SOCIETY ENTERPRISES LTD. (formerly CaesarStone Cooperative Agricultural Society Ltd.)
KEF-YAM LTD.
CAESAREA DOORS LIMITED PARTNERSHIP [IN LIQUIDATION]
MEMBERS OF SDOT YAM LTD.
all of Kibbutz Sdot Yam
(Collectively: “Sdot Yam”)

of the one part;

And:	CAESARSTONE SDOT YAM LTD.
Pvte. Co. 51-143950
of Kibbutz Sdot Yam
(“CaesarStone”)

of the other part;

WHEREAS	The parties entered into an agreement for arranging additional accords dated July 19, 2011, which is attached to this Agreement as Appendix A (“the Agreement”) ; and

WHEREAS	The parties wish to amend the provisions of the Agreement, as set forth in this Addendum;

Now therefore it is declared and agreed by the parties as follows:

1.	This Addendum constitutes an integral part of the Agreement.

2.	Clause 2.2 of the Agreement will be amended by inserting “December 31, 2012” in place of “December 31, 2011”.

3.	Apart from the aforesaid amendment, all the provisions of the Agreement will continue to apply without any change whatsoever.

In witness whereof the parties have hereunto signed:

Kibbutz Sdot Yam	CaesarStone Sdot Yam

Sdot Yam Business, Maintenance and Management Cooperative Agricultural Society Ltd.

CaesarStone Quartz Surfaces Limited Partnership

Sdot Yam Cooperative Agricultural Society Enterprises Ltd. (formerly CaesarStone Cooperative Agricultural Society Ltd.)

Kef Yam Ltd.

Caesarea Doors Limited Partnership [in liquidation]

Members of Sdot Yam Ltd.

by ( - )	by ( - )

and ( - )	and ( - )

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